UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2012

QSGI INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)
400 Royal Palm Way, Palm Beach, FL 33480 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (561) 629-5713

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2012 the Company entered into the settlement of a litigation entitled QSGI, Inc. v IBM Global Financing and International Business Machines Corp., No. 9:11-cv-80880-KLR, in the United States District Court, Southern District of Florida (the “Court”).  The parties executed a Settlement Agreement regarding the litigation on July 30, 2012.  The Settlement Agreement provided that the parties execute and file with the Court a Stipulation of Voluntary Dismissal of Action with Prejudice (the “Stipulation”).  The Stipulation was filed on July 31, 2012 with the Court.  All requirements of the Settlement have been satisfied and the Company has filed the required documents with the court to dismiss the litigation with prejudice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.
Date: August 10, 2012	By: /S/ Marc Sherman
Marc Sherman
Chairman of the Board